UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 5, 2014

THE MONARCH CEMENT COMPANY
(Exact name of registrant as specified in its charter)

Kansas	0-2757	48-0340590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. BOX 1000, HUMBOLDT, KANSAS                                                                                     66748-0900

(Address of principal executive offices)                                                                           (Zip Code)

Registrant's telephone number, including area code   (620) 473-2222

__________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modifications to Rights of Security Holders.

As more fully described in Item 5.07 of this report, at a special meeting of stockholders of The Monarch Cement Company held on Friday, December 5, 2014, the Company's stockholders approved the following matters:

●
An amendment to the Company's Articles of Incorporation, whereby the Company will effect a 1-for-600 reverse stock split (the "Reverse Stock Split") of its capital stock, par value $2.50 per share (the "Capital Stock"), and Class B capital stock, par value $2.50 per share (the "Class B Capital Stock" and, together with the Capital Stock, the "Stock"), and as a result of which each stockholder owning of record fewer than 600 shares of either class of Stock before the Reverse Stock Split will have the shares of such class cancelled and converted into the right to receive $30.00 for each share of such class held of record prior to the Reverse Stock Split in lieu of receiving a fractional post-Reverse Stock Split share of such class; and

●
An amendment to the Company's Articles of Incorporation to take effect immediately following the Reverse Stock Split, whereby the Company will effect a 600-for-1 forward stock split (the "Forward Stock Split" and, together with the Reverse Stock Split, the "Reverse/Forward Stock Split") of each one issued and outstanding share of its Capital Stock and Class B Capital Stock (and including each fractional share of such class in excess of one share).

On December 5, 2014, the Company filed with the Secretary of State of the State of Kansas:

●
A Certificate of Amendment to the Company's Articles of Incorporation to effect the Reverse Stock Split at 6:00 p.m. Central Time on December 17, 2014 (a copy of which Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference); and

●
A Certificate of Amendment to the Company's Articles of Incorporation to effect the Forward Stock Split at 6:01 p.m. Central Time on December 17, 2014 (a copy of which Certificate of Amendment is attached hereto as Exhibit 3.2 and incorporated herein by reference).

As a result of the filing of the two Certificates of Amendment referred to above:

●
Each holder of record of fewer than 600 shares of our Capital Stock or Class B Capital Stock immediately before the effective time of the Reverse Stock Split will be eligible to receive a cash payment of $30.00 (subject to any applicable U.S. federal, state and local withholding tax) per pre-Reverse Stock Split share of such class of Stock, without interest, and will no longer be a stockholder of the Company with respect to such class; and

●
Any holder of record of 600 shares or more of either class of our Stock immediately prior to the effective time of the Reverse Stock Split will not receive any cash payment with respect to such class of Stock in connection with the Reverse Stock Split, and the number of shares of such class of Stock held by such stockholder will not change as a result of the Reverse/Forward Stock Split.

Stockholders who hold their shares in street name, through a broker, bank or other nominee, will be treated in accordance with the procedures of their nominee, but the Company intends that Stock held in street name will be treated in the same manner as Stock that is held of record.

As a result of the effectiveness of the Reverse Stock Split on December 17, 2014, we anticipate that the Company will have fewer than 300 stockholders of record of each class of our Stock and, in that case, the Company then would be eligible to terminate the registration of our Stock under the Securities Exchange Act of 1934.  The Company intends thereupon to file a Form 15 with the Securities and Exchange Commission for that purpose.  Upon the filing of a Form 15 with respect to its Stock, the Company’s obligation to file periodic and current reports under the Securities Exchange Act of 1934 would be immediately suspended.  We anticipate that deregistration of the Company’s Stock would be effective 90 days after the date of that filing, and thereupon the Company’s obligation to comply with the requirements of the proxy rules and to file proxy statements under Section 14 of the Exchange Act will be terminated.

The above description of the Certificates of Amendment referred to above, the Reverse Stock Split and the Forward Stock Split is qualified in its entirety by reference to the two Certificates of Amendment, a copy of which are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Monarch Cement Company held a special meeting of stockholders on Friday, December 5, 2014, at which meeting the Company's stockholders voted upon the following matters:

1.
A proposal to approve, subject to final action by the Board of Directors, an amendment to the Company's Articles of Incorporation, whereby the Company will effect a 1-for-600 Reverse Stock Split of its Capital Stock and Class B Capital Stock, and as a result of which each stockholder owning of record fewer than 600 shares of either class of Stock before the Reverse Stock Split will have the shares of such class cancelled and converted into the right to receive $30.00 for each share of such class held of record prior to the Reverse Stock Split in lieu of receiving a fractional post-Reverse Stock Split share of such class; and

2.
A proposal to approve, subject to stockholder approval of Proposal 1 above and final action by the Board of Directors, an amendment to the Company's Articles of Incorporation to take effect immediately following the Reverse Stock Split, whereby the Company will effect a 600-for-1 Forward Stock Split of each one issued and outstanding share of its Capital Stock and Class B Capital Stock (and including each fractional share of such class in excess of one share).

Approval of the Reverse Stock Split

At the special meeting, the proposed amendment to the Company's Articles of Incorporation to effect the Reverse Stock Split of each class of our Stock was approved.  The following is a summary of the votes cast at the special meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Approval of the amendment to the Company's Articles of Incorporation to effect the Reverse Stock Split	12,094,046	1,020,771	92,912

There were no broker non-votes with respect to this matter.

Approval of the Forward Stock Split

At the special meeting, the proposed amendment to the Articles of Incorporation to effect the Forward Stock Split of each class of our Stock was approved.  The following is a summary of the votes cast at the special meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Approval of the amendment to the Company's Articles of Incorporation to effect the Forward Stock Split	12,098,193	1,009,604	99,932

There were no broker non-votes with respect to this matter.

Additional information regarding the special meeting is contained in our proxy statement dated October 29, 2014.

As more fully described in Item 3.03 of this report, on December 5, 2014 the Company filed with the Secretary of State of the State of Kansas:

●	A Certificate of Amendment to the Company's Articles of Incorporation to effect the Reverse Stock Split at 6:00 p.m. Central Time on December 17, 2014; and

●	A Certificate of Amendment to the Company's Articles of Incorporation to effect the Forward Stock Split at 6:01 p.m. Central Time on December 17, 2014.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit Description
3.1	Certificate of Amendment to the Articles of Incorporation of The Monarch Cement Company, dated December 5, 2014 regarding the Reverse Stock Split.
3.2	Certificate of Amendment to the Articles of Incorporation of The Monarch Cement Company, dated December 5, 2014 regarding the Forward Stock Split.

*                      *                      *

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by the use of words such as "may," "will," "could," "should," "anticipates," "believes," "estimates," "expects," "intends," "plans" and variations thereof or of similar expressions.  All forward-looking statements included in this report are based on information available to us on the date hereof.  Such forward-looking statements involve a number of assumptions, risks and uncertainties that could cause the actual results of the Company to differ materially from those matters expressed in or implied by such forward-looking statements.  They involve known and unknown risks, uncertainties, and other factors, which are in some cases beyond the control of the Company.

*                      *                      *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MONARCH CEMENT COMPANY

Dated: December 5, 2014	By:	/s/ Debra P. Roe, CPA
Debra P. Roe, CPA
Chief Financial Officer and Assistant Secretary-Treasurer